                                                                    EXHIBIT 10.9







                             ABERCROMBIE & FITCH CO.



________________________________________________________________________________




                        ABERCROMBIE & FITCH NONQUALIFIED
                    SAVINGS AND SUPPLEMENTAL RETIREMENT PLAN




                              FORMERLY KNOWN AS THE

              ABERCROMBIE & FITCH CO. SUPPLEMENTAL RETIREMENT PLAN




________________________________________________________________________________





                             Effective July 1, 1998

                As Amended and Restated Effective January 1, 2001

                        ABERCROMBIE & FITCH NONQUALIFIED
                    SAVINGS AND SUPPLEMENTAL RETIREMENT PLAN
                          (January 1, 2001 Restatement)


                                TABLE OF CONTENTS

ARTICLE                                                                                                   PAGE

ARTICLE I             INTRODUCTION...........................................................................2
ARTICLE II            DEFINITIONS............................................................................2
ARTICLE III           PARTICIPATION..........................................................................4
ARTICLE IV            ACCOUNT................................................................................5
ARTICLE V             DEFERRAL CREDITS.......................................................................5

ARTICLE VI            MATCHING CREDITS.......................................................................7
ARTICLE VII           EMPLOYER CREDITS.......................................................................8
ARTICLE VIII          EARNINGS CREDITS.......................................................................8
ARTICLE IX            VESTING................................................................................9
ARTICLE X             HARDSHIP WITHDRAWALS...................................................................9

ARTICLE XI            RETIREMENT BENEFIT....................................................................10
ARTICLE XII           RETIREMENT PAYMENT FORM...............................................................10
ARTICLE XIII          PRE-RETIREMENT TERMINATION............................................................10
ARTICLE XIV           PLAN FUNDING..........................................................................11
ARTICLE XV            CHANGE OF CONTROL.....................................................................11

ARTICLE XVI           GENERAL BENEFIT PROVISIONS............................................................12
ARTICLE XVII          PLAN ADMINISTRATION...................................................................13
ARTICLE XVIII         CONSTRUCTION..........................................................................14
ARTICLE XIX           AMENDMENT AND TERMINATION.............................................................14
ARTICLE XX            MISCELLANEOUS.........................................................................15

                        ABERCROMBIE & FITCH NONQUALIFIED
                    SAVINGS AND SUPPLEMENTAL RETIREMENT PLAN
                          (January 1, 2001 Restatement)



                                    ARTICLE I
                                  INTRODUCTION

         1.1. Effective Date. Abercrombie & Fitch Co., a Delaware corporation (the "Company"), adopted the Abercrombie & Fitch Co. Supplemental Retirement Plan (the "Plan") effective July 1, 1998.

         1.2. Restatement. Effective January 1, 2001, the Company hereby amends and restates the Plan. The Company also renames the Plan as the "Abercrombie & Fitch Nonqualified Savings and Supplemental Retirement Plan."

         1.3. ERISA Top Hat Plan. The Company intends the Plan to be an unfunded deferred compensation plan for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.


                                   ARTICLE II
                                   DEFINITIONS

         2.1. "Account" means the account maintained for a Participant under
Article IV, consisting of the following sub-Accounts: Deferral Account, Matching Account, Retirement Account, Discretionary Account and Limited Account.

         2.2. "Affiliate" means (i) any corporation that is a member of a controlled group of corporations, as defined in Section 414(b) of the Code, of which the Company is a member, (ii) any other trade or business (whether or not incorporated) that is under common control, as defined in Section 414(c) of the Code, with the Company and (iii) any business that is a member of an affiliated service group, as defined in Section 414(m) of the Code, of which the Company is a member.

         2.3. "Beneficiary" means the person(s) designated by a Participant on a form prescribed by the Committee to receive his Account upon his death (or, if none, his beneficiary(ies) under the SARP). A Participant may change his Beneficiary in accordance with procedures established by the Committee from time to time.

         2.4. "Bonus" means the semi-annual performance bonus (payable in August and February) which may be payable to a Participant by an Employer.

         2.5. "Code" means the Internal Revenue Code of 1986, as amended.

         2.6. "Committee" means the Administrative Committee under the SARP. The Committee is the "administrator" of the Plan for purposes of ERISA.

         2.7. "Company" means Abercrombie & Fitch Co., a Delaware corporation, and any successor.

         2.8. "Compensation Committee" means (i) the Compensation Committee of the Company's Board of Directors or (ii) if none exists, the Company's Board of Directors.

         2.9. "Deferral Account" means the Participant's sub-Account consisting of (i) his Deferral Credits and attributable Earnings Credits and (ii) the balance of his Deferral Account under the Plan immediately before the Restatement Effective Date.

         2.10. "Deferral Agreement" means an agreement with an Employer under which a Participant (i) makes a Deferral Election, (ii) elects a Retirement Payment Form and (iii) provides any other information required by the Committee.

         2.11. "Deferral Credits" means the Participant's deferred amounts of Salary or Bonus under Article V.

         2.12. "Deferral Election" means the Participant's election to defer Salary or Bonus under Article V.

         2.13. "Disability" or "Disabled" means that a Participant has become disabled under the terms of his Employer's long-term disability program, or if none, as determined by the Committee.

         2.14. "Discretionary Account" means the Participant's sub-Account consisting of (i) his Discretionary Credits and attributable Earnings Credits and (ii) the balance of his Discretionary Account under the Plan immediately before the Restatement Effective Date.

         2.15. "Discretionary Credits" means the employer amounts described in
Section 7.2.

         2.16. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.17. "Earnings Credits" means the earnings amounts described in
Article VIII.

         2.18. "Effective Date" means July 1, 1998, the original effective date of the Plan.

         2.19. "Eligible Employee" means each associate of an Employer who is
(i) among a select group of management or highly compensated employees of the Employer, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA and (ii) designated by the Committee for participation in the Plan.

         2.20. "Employer" means the Company and each Affiliate that is a participating employer under the SARP and elects to participate in the Plan by action of its board of directors.

         2.21. "Enrollment Period" means the period, preceding a Plan Year, that is specified from time to time by the Committee.

         2.22. "Limited Account" means the Participant's sub-Account consisting of the amounts transferred to the Plan for him from The Limited Supplemental Retirement Plan and/or The Limited Deferred Compensation Plan as of June 30, 1998.

         2.23. "Matching Account" means the Participant's sub-Account consisting of his (i) Matching Credits and attributable Earnings Credits and (ii) the balance of his Matching Account under the Plan immediately before the Restatement Effective Date.

         2.24. "Matching Credits" means the various matching amounts described in Article VI, consisting of his Base, Additional and Lost SARP Matching Credits thereunder.

         2.25. "Participant" means an associate of an Employer who becomes a Participant of the Plan under Article III.

         2.26. "Participation Date" means, as specified by the Committee, (i) a Participant's hire date or (ii) the first day of an Enrollment Period.

         2.27. "Plan" means the Abercrombie & Fitch Nonqualified Savings and Supplemental Retirement Plan, as set forth herein, and any amendments hereto.

         2.28. "Plan Credits" means the Deferral Credits, Matching Credits, Retirement Credits and Discretionary Credits.

         2.29. "Plan Year" means the calendar year.

         2.30. "Restatement Effective Date" means January 1, 2001, the effective date of the Plan as set forth herein.

         2.31. "Retirement Account" means the Participant's sub-Account consisting of (i) his Retirement Credits and attributable Earnings Credits and
(ii) the balance of his Supplementary Account (if any) under the Plan immediately before the Restatement Effective Date.

         2.32. "Retirement Credits" means the employer amounts described in
Section 7.1.

         2.33. "Retirement Payment Form" means the form of payment elected by the Participant under Article XII (or otherwise provided thereunder) for the payment of his retirement benefit under Article XI.

         2.34. "SARP" means The Abercrombie & Fitch Co. Savings and Retirement Plan.

         2.35. "SARP Entry Date" means the Participant's entry date under the SARP.

         2.36. "Salary" means the base salary payable to a Participant by an Employer.

         2.37. "Termination of Employment" or "Terminates Employment" means that the Participant has ceased to be a common law employee with the Company and all Affiliates.


                                   ARTICLE III
                                  PARTICIPATION

         3.1. Existing Participant. Each associate of an Employer who was a participant of the Plan immediately prior to the Restatement Effective Date shall become a Participant of the Plan effective as of the Restatement Effective Date.

         3.2. New Participant. On and after the Restatement Effective Date, each Eligible Employee shall become a Participant of the Plan effective on the Participation Date designated for him by the Committee.

         3.3. Active Participation. Upon becoming a Participant, he shall be eligible for Plan Credits and attributable Earnings Credits thereon, subject to the terms hereof.

         3.4. Suspension of Active Participation. A Participant shall cease to be eligible for Plan Credits effective on the date (i) the Committee revokes his status as an Eligible Employee under the Plan,

(ii) he otherwise ceases to be among a select group of management or highly compensated employees of an Employer, as determined by the Committee in its sole discretion, or (iii) of his Termination of Employment. The Participant shall continue to receive attributable Earnings Credits under the Plan until his Account has been distributed or forfeited under the terms of the Plan, provided, however, that the Account of any Participant described in Section 3.4(ii) may be distributed as soon as administratively practicable after such determination by the Committee.

         3.5. Participant Status. A Participant shall continue to be a Participant of the Plan until his Account has been distributed or forfeited under the terms of the Plan.


                                   ARTICLE IV
                                     ACCOUNT

         4.1. Account. Upon becoming a Participant, the Committee shall establish and maintain for him an Account under the Plan, with sub-Accounts for applicable Plan Credits.

         4.2. Maintenance. Effective at the times provided under the Plan (or otherwise determined by the Committee), the Committee shall (i) credit the Participant's sub-Accounts with applicable Plan Credits and attributable Earnings Credits thereon and (ii) reduce his Account by any withdrawals, distributions, forfeitures and Plan administration expenses.

         4.3. Participant Statements. From time to time, and upon the request of any Participant, the Committee shall furnish each Participant a written statement of his Account.


                                    ARTICLE V
                                DEFERRAL CREDITS

         5.1. Deferral Credits. A Participant shall receive "Deferral Credits" under the Plan equal to the deferred amounts of his Salary or Bonus under this Article.

         5.2. Deferral Election--Initial Plan Eligibility. A Participant may make a Deferral Election upon initial eligibility under the Plan as follows:

                  (a) Existing Participant: 2001 Plan Year. An existing Participant under Section 3.1 may make a Deferral Election during the period from November 1, 2000 through December 22, 2000 to defer any percentage of (i) his Salary (up to 75%) for each payroll period of his services rendered on and after January 1, 2001 through December 31, 2001 or (ii) his Bonus (up to 100%) payable in February 2001 or August 2001.

                  (b) New Hire Date Participant. A new Participant under Section
         3.2 whose Participation Date is his hire date may make a Deferral Election within 30 days after his hire date to defer any percentage of
         (i) his Salary (up to 75%) for each payroll period of his services rendered after the 30th day following his hire date through the last day of the Plan Year or (ii) his Bonus (up to 100%) payable at least six months following his hire date.

                  (c) New Enrollment Period Participant. A new Participant under
         Section 3.2 whose Participation Date is the first day of an Enrollment Period may make a Deferral Election during such Enrollment Period to defer any percentage of (i) his Salary (up to 75%) for each payroll period of his services rendered on and after the January 1 after the Enrollment Period through the last day of the Plan Year or (ii) his Bonus (up to 100%) payable in the August after the Enrollment Period or in the next following February.

         5.3. Deferral Election--Subsequent Enrollment Periods. After a Participant's initial eligibility under Section 5.2, he may make a Deferral Election during each Enrollment Period thereafter to defer any percentage of (i) his Salary (up to 75%) for each payroll period of his services rendered on and after the January 1 after the Enrollment Period through the last day of the Plan Year or (ii) his Bonus (up to 100%) payable in the August after the Enrollment Period or in the next following February.

         5.4. Deferral Election--Mid-Year Changes. During the Plan Year, a Participant may make a change regarding a Deferral Election as follows:

                  (a) Modification. Once during the Plan Year, a Participant who has made a Deferral Election of his Salary or Bonus for the Plan Year may modify the deferral percentage thereof, provided that the new percentage (i) of his Salary does not exceed 75% and applies only to Salary for those pay periods of his services rendered after the date of the modification through the last day of the Plan Year and (ii) of his Bonus does not exceed 100% and applies only to a Bonus payable at least six months after the modification, i.e., a modification made by February 1 will apply to the Bonus payable in the following August and a modification made by August 1 will apply to the Bonus payable in the following February.

                  (b) New Election. Once during the Plan Year, a Participant who has not made a Deferral Election of his Salary or Bonus for the Plan Year may make a Deferral Election for the Plan Year hereunder, provided that the deferral percentage (i) of his Salary does not exceed 75% and applies only to Salary for those pay periods of his services rendered after the date of the Deferral Election through the last day of the Plan Year and (ii) of his Bonus does not exceed 100% and applies only to a Bonus payable at least six months after the Deferral Election, i.e., a Deferral Election hereunder made by February 1 will apply to the Bonus payable in the following August and a Deferral Election hereunder made by August 1 will apply to the Bonus payable in the following February.

                  (c) Suspension. At any time during the Plan Year, a Participant who has made a Deferral Election of his Salary or Bonus for the Plan Year may suspend his Deferral Election, provided that the suspension applies only (i) to Salary for those pay periods of his services rendered after the suspension through the last day of the Plan Year and (ii) to a Bonus payable at least six months after the suspension, i.e., a suspension made by February 1 will apply to the Bonus payable in the following August and a suspension made by August 1 will apply to the Bonus payable in the following February. Further, the Participant cannot make another Deferral Election until the next Enrollment Period under Section 5.3.

         5.5. Deferral Agreement. A Participant shall (i) make each Deferral Election of Salary or Bonus pursuant a Deferral Agreement, (ii) elect a Retirement Payment Form thereunder and (ii) file the Deferral Agreement with his Employer by the end of the applicable election period prescribed under Section
5.2 or 5.3 or as permitted under Section 5.4(b). A Participant shall change or suspend a Deferral Election under Section 5.4(a) or (c) pursuant to a change in his current Deferral Agreement.

         5.6. Evergreen Election. A Participant's Deferral Election (or modification or suspension thereof) under this Article shall continue to apply to Salary and Bonus in future Plan Years until the Participant makes a subsequent Deferral Election under Section 5.3 or otherwise makes a change regarding his Deferral Election under Section 5.4.

         5.7. Deferral Account. A Participant's Deferral Credits of Salary or Bonus shall be credited to his Deferral Account effective as of the pay period or date the Salary or Bonus would have been paid to him (or at such later date as determined by the Committee).


                                   ARTICLE VI
                                MATCHING CREDITS

         6.1. Base Matching Credit. For each payroll period, a Participant who has a Deferral Election of Salary or Bonus in effect for the payroll period shall receive a "Base Matching Credit" under the Plan equal to 100% of his Deferral Credits for the payroll period with respect to the first 3% of his Salary and Bonus.

         6.2. Additional Matching Credit. For each Plan Year, a Qualifying SARP Participant shall receive an "Additional Matching Credit" under the Plan equal to 3% of his Excess Compensation for the Plan Year. For purposes hereof:

                  (a) "Qualifying SARP Participant" is a Participant who (i) is a participant of the SARP during the Plan Year and (ii) has a Deferral Election of Salary in effect under the Plan equal to at least 3% of his "gross" Salary (i.e., before reduction by his Deferral Credits) for the entire Plan Year (or the portion thereof following his Participation
         Date).

                  (b) "Excess Compensation" for a Plan Year means (i) a Participant's "gross" Salary and Bonus (i.e., before reduction by his Deferral Credits) for the Plan Year (or the portion thereof following his SARP Entry Date), over (ii) his Adjusted Compensation for the Plan Year.

                  (c) "Adjusted Compensation" means the lesser of (i) the annual maximum compensation limit in effect under Section 401(a)(17) of the Code or (ii) the Participant's "net" Salary and Bonus (i.e., after reduction by his Deferral Credits) for the Plan Year (or the portion thereof following his SARP Entry Date).

         6.3. Lost SARP Matching Credit. At the discretion of the Committee, for each Plan Year, a Qualifying SARP Participant shall receive a "Lost SARP Matching Credit" under the Plan equal to the Forfeited SARP Matching Contributions (including any attributable earnings thereon). For purposes hereof:

                  (a) For purposes of this Section 6.3, "Qualifying SARP Participant" is a Participant who (i) is a participant of the SARP during the Plan Year and (ii) some or all of whose matching contributions under the SARP were forfeited as a result of the SARP nondiscrimination tests described in Section 6.3(b).

                  (b) "Forfeited SARP Matching Contributions" means the sum of any (i) non-vested matching contributions under the SARP which have been forfeited as a result of the ACP or multiple use tests under
         Section 401(m) of the Code and (ii) vested or non-vested matching contributions under the SARP which have been forfeited as a result of being attributable to excess deferrals, excess contributions, excess aggregate contributions or excess annual additions under Sections 402(g), 401(k)(3), 40l(m)(2), 415(c) or otherwise as required under
         Section 401(a)(4) of the Code. The Forfeited SARP Matching Contributions, therefore, do not include vested matching contributions under the SARP which have been paid to a Participant as a result of the foregoing SARP nondiscrimination tests and limitations.

         6.4. Matching Account. A Participant's Base Matching Credits shall be credited to his Matching Account effective as of each payroll period (or such later date as determined by the Committee). A Participant's Additional and Lost SARP Matching Credits shall be credited to his Matching Account effective as of the last day of the Plan Year (or such later date as determined by the Committee).


                                   ARTICLE VII
                                EMPLOYER CREDITS

         7.1. Retirement Credit. For each Plan Year, a Qualifying SARP Participant shall receive a "Retirement Credit" under the Plan equal to his Excess SARP Retirement Contribution for the Plan Year. For purposes hereof:

                  (a) For purposes of this Section 7.1, "Qualifying SARP Participant" is a Participant who (i) is a participant of the SARP and
         (ii) received a SARP Retirement Contribution for the Plan Year.

                  (b) "Excess SARP Retirement Contribution" for a Plan Year means the (i) the SARP Retirement Contribution he would have received under the SARP based on his "gross" Salary and Bonus (i.e., before reduction by his Deferral Credits thereof) for the Plan Year (or the portion thereof following his SARP Entry Date), calculated without regard to the maximum compensation limit under Section 401(a)( 17) of the Code and the maximum annual addition limits under Section 415 of the Code, reduced by (ii) his actual SARP Retirement Contribution for the Plan Year.

                  (c) "SARP Retirement Contribution" means the Company Retirement Contribution, as defined and provided under the SARP, or such other or successor non-elective employer contribution under the SARP as specified by the Committee.

         7.2. Discretionary Credit. For each Plan Year, the Compensation Committee may award any particular Participant a "Discretionary Credit" under the Plan equal to the amount determined by the Compensation Committee in its sole discretion.

         7.3. Retirement, Discretionary Accounts. A Participant's Retirement Credit shall be credited to his Retirement Account effective as of the last day of the Plan Year (or such other date as determined by the Committee). A Participant's Discretionary Credit shall be credited to his Discretionary Account effective as of the last day of the Plan Year (or such other date as determined by the Compensation Committee).


                                  ARTICLE VIII
                                EARNINGS CREDITS

         8.1. Earnings Credits. The Committee shall calculate "Earnings Credits" under the Plan for each sub-Account based on the (i) applicable Plan Earnings Rate for the sub-Account, Employer or period of time and (ii) methods and procedures as prescribed by the Committee from time to time.

         8.2. Plan Earnings Rate. For purposes of this Article, the "Plan Earnings Rate" means one or more fixed rates of interest established by the Committee in its discretion. The Committee, therefore, may base a Plan Earnings Rate on factors or indicia as it deems appropriate, including but not limited to an Employer's cost of funds or borrowing.

         8.3. Credit to Account. The Participant's Earnings Credits shall be credited to his respective sub-Account effective as of the dates determined by the Committee.


                                   ARTICLE IX
                                     VESTING

         9.1. Deferral, Limited Accounts. A Participant shall at all times be 100% vested in his Deferral Account and Limited Account.

         9.2. Matching, Retirement Accounts. A Participant shall have a vested interest in his Matching Account and Retirement Account equal to the balances thereof multiplied by the vesting percentage applicable to him under the vesting schedule in effect under the SARP, based on his years of service thereunder, or such greater vesting percentage as may be determined by the Committee.

         9.3. Discretionary Account. A Participant shall have a vested interest in his Discretionary Account in accordance with the vesting schedule as shall be adopted by the Compensation Committee, in its sole discretion, in connection with any Discretionary Credits under the Plan.

         9.4. Forfeiture. Upon a Participant's Termination of Employment, the non-vested portion of his Matching Account, Retirement Account and Discretionary Account shall be immediately forfeited effective as of the date of his Termination of Employment.


                                    ARTICLE X
                              HARDSHIP WITHDRAWALS

         10.1. Hardship Withdrawals. If a Participant incurs a Hardship before his Termination of Employment, he may request a withdrawal from his Account of an amount up to the amount to the extent reasonably needed to satisfy the Hardship, increased for applicable taxes. The Hardship withdrawal shall be taken from his sub-Accounts as determined by the Committee.

         10.2. Hardship. For purposes of this Article, a "Hardship" means an unforeseeable emergency, within the meaning of Treasury Regulation Section 1.457-2(h)(4), defined as (i) a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or his dependent (as defined in Section 152(a) of the Code), (ii) the loss of the Participant's property due to casualty or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Hardship, therefore, does not include education or home acquisition costs.

         10.3. Other Resources. A Hardship withdrawal shall not be allowed to the extent that the Hardship may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (iii) by cessation of Deferral Credits under the Plan.

         10.4. Committee Approval. The Committee shall have the sole discretion to determine (i) whether the Participant has incurred a Hardship and (ii) the amount of the Hardship withdrawal and applicable taxes.

                                   ARTICLE XI
                               RETIREMENT BENEFIT

         11.1. Normal Retirement. If a Participant Terminates Employment on or after his 62nd birthday, the Plan shall pay him his Account in his Retirement Payment Form as soon as practicable after the first day of the Plan Year following his Termination of Employment.

         11.2. Early Retirement. If a Participant Terminates Employment on or after his 55th birthday and he has five years of service under the SARP, the Plan shall pay him his Account in his Retirement Payment Form as soon as practicable after the first day of the Plan Year following his Termination of Employment.

         11.3. Disability Retirement. If a Participant Terminates Employment due to Disability, the Plan shall pay him his Account in his Retirement Payment Form as soon as practicable after his benefit payments (if any) expire under his Employer's long-term disability program.

         11.4. Small Benefit. Notwithstanding the preceding Sections, if the Participant's Account is less than $20,000 as of his Termination of Employment, the Plan shall pay him his Account in a lump sum payment as soon as practicable after his Termination of Employment.

         11.5. Post-Retirement Death. If a Participant receives a normal, early or disability retirement benefit in the Retirement Payment Form of five or ten annual installments, and he dies prior to the expiration of the installments, the Plan shall pay his Beneficiary the remaining installment payments at the same time and manner as would be paid to the Participant.


                                   ARTICLE XII
                             RETIREMENT PAYMENT FORM

         12.1. Payment Form Election. A Participant shall elect in his Deferral Agreement (or such other form prescribed by the Committee) the "Retirement Payment Form" of his normal, early or disability retirement benefit under
Article XI from among the following payment options: (i) a lump sum payment,
(ii) five annual installments or (iii) ten annual installments. If a Participant does not make an election, his Retirement Payment Form shall be ten annual installments.

         12.2. Election Change. Notwithstanding Section 12.1, a Participant may subsequently elect an alternative payment option available under Section 12.1, provided the subsequent election is made at least eighteen months prior to the scheduled date of payment or commencement of his normal, early or disability retirement benefit under Article XI.

         12.3. Installment Calculation. If a Participant elects five or ten annual installments, the amount of each installment payment thereof shall be equal to (i) the balance of the Participant's Account as of the last day of the applicable Plan Year, divided by (ii) the number of remaining annual installments (including the installment being paid).


                                  ARTICLE XIII
                           PRE-RETIREMENT TERMINATION

         13.1. Termination of Employment. If a Participant Terminates Employment before his normal, early or disability retirement under Article XI, the Plan shall pay him the vested portion of his Account in a lump sum payment as soon as practicable after his Termination of Employment.

         13.2. Death. If a Participant dies before his normal, early or disability retirement under Article XI, the Plan shall pay his Beneficiary the vested portion of his Account in a lump sum payment as soon as practicable after his death.


                                   ARTICLE XIV
                                  PLAN FUNDING

         14.1. Unfunded Plan. The Plan shall be entirely unfunded. No Employer shall segregate any of its assets for the payment of benefits under the Plan. The right of a Participant or Beneficiary to a benefit under the Plan shall at all times be an unsecured claim against the general assets of his Employer. Neither the Participant nor any Beneficiary shall have any right in, or against, specific assets of any Employer.

         14.2. Employer Books, Records. Each Employer shall maintain on its books and records the Account of every Participant who is its employee or former employee. Each Employer shall (i) reflect the Accounts of its Participants in its financial statements as an unfunded and unsecured promise to pay amounts thereof in future to the Participant or his Beneficiary and (ii) pay from its general assets all amounts required to be paid from its Accounts under the terms of the Plan.

         14.3. Company Guarantee. Notwithstanding Section 14.1 and 14.2, the Company shall pay the benefits for such periods that an Employer is unable to pay benefits. The foregoing guarantee by the Company shall constitute no more than an unfunded and unsecured promise of payment and performance of the Company, consistent with obligation of the Employer under the Plan.


                                   ARTICLE XV
                                CHANGE OF CONTROL

         15.1. Effect of Change of Control. As soon as possible and in no event later than ten (10) days after a Change of Control, an Employer shall either (i) pay each Participant or Beneficiary who is determined by the Committee to be affected by the Change of Control the vested portion of his Account as of the date of such Change of Control or (ii) irrevocably contribute to a grantor trust described under Section 15.3 such amounts as sufficient to pay the benefits to which such Participants and Beneficiaries are entitled as of the date of such Change of Control. However, neither foregoing action shall occur if the Committee, in its sole discretion, determines that the action is not necessary to protect the affected Plan Participants and Beneficiaries against loss of their Plan benefits.

         15.2. Change of Control. For purposes of this Article, a "Change in Control" means any of the following events: (i) the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rules 13d-3 promulgated under the Act) of thirty (30) percent or more of either the outstanding shares of common stock or the combined voting power of an Employer's then outstanding voting securities, (ii) the approval by the stockholders of an Employer of a reorganization, merger, or consolidation, if immediately following such reorganization, merger or consolidation, persons who were stockholders of the Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty (50) percent of the reorganized, merged or consolidated corporation's then outstanding voting securities or (iii) the liquidation or dissolution of an Employer or the sale of all or substantially all of an Employer's assets.

         15.3. Grantor Trust. The trust for purposes of Section 15.1(ii) shall be a trust for the payment of benefits under the Plan. The trust shall (i) have a trustee independent of the Company, any Employer, the purchaser of the stock or assets of the Employer or any affiliate of such persons, (ii) segregate assets under the trust for the respective Employers of its Participants and Beneficiaries, (iii) provide that segregated assets of an Employer thereunder shall at all times be subject to the claims of the general creditors of the Employer, (iv) provide that no Participant or Beneficiary shall have any ownership rights in or to any assets of the trust and (v) contain such other terms and conditions to prevent current taxation to Participants and Beneficiaries of any amounts held thereunder.

         15.4. Sale of Stock. In the event of the sale of stock of an Employer, or the merger or consolidation of the Company or any Employer into or with any other corporation or other entity, the Plan or portion thereof of the affected Employer shall continue after such sale, merger or consolidation as an obligation of the transferee, purchaser or successor entity.

         15.5. Sale of Assets. In the event of the sale of assets of an Employer, the Compensation Committee may in its sole discretion direct the Employer to transfer assets equal to the Accounts of the affected Participants and Beneficiaries to the purchaser thereof to be held under a nonqualified deferred compensation plan of the purchaser or associated grantor trust therefor. In such case, (i) the transferred Accounts shall become payable under the terms of the recipient plan and (ii) a Participant who continues in employment with the purchaser shall not be considered to have Terminated Employment for purposes of the payment of benefits under the Plan. Any such transfer shall be approved by the Compensation Committee and evidenced by an amendment to the Plan therefor.


                                   ARTICLE XVI
                           GENERAL BENEFIT PROVISIONS

         16.1. Committee Discretion. The Committee has the unilateral right, at any time and under any circumstances, to change the time or form of distribution of any benefit or payment under the Plan.

         16.2. Special Taxability Distributions. In the event any amount of a Participant's Account becomes taxable to him or his Beneficiary, such taxable amount shall be paid to him or his Beneficiary upon his written request or as otherwise provided by the Committee. The amount paid shall be charged against his Account.

         16.3. Payment Withholding. Each Employer shall have the right to withhold from any payments due under the Plan any required federal, state or local taxes. If a trust is established pursuant to Section 15.1 (ii) upon a Change in Control, the trustee of the trust shall provide for any such withholding.

         16.4. Employer Offset Right. If the Employer determines that a Participant is for any reason indebted to the Employer or any Affiliate, the Employer may offset such indebtedness, including any interest accruing thereon, against payments otherwise due under the Plan to him or his Beneficiary. The foregoing offset right also shall apply if a trust under Section 15.3 is established upon a Change in Control.

         16.5. Payments to Minors. Any amount payable to or for the benefit of a minor, an incompetent person or any other person incapable of receipting therefor may be paid to such person's guardian, to any trustee or guardian holding assets for the benefit of such person, or to any person providing, or reasonably appearing to provide, for the care of such person, and such payment shall fully discharge the Plan and Employer with respect thereto.

         16.6. Suspension of Payments in Event of Dispute. If the Committee is in doubt concerning the entitlement of any person to any payment claimed to be due under the Plan, the Committee may direct the Employer to suspend any such payment until satisfied as to the entitlement of such person to such payment. The Committee or the Employer may file or cause to be filed in any court of competent jurisdiction an appropriate legal action or process in such form as the Committee or the Employer deems appropriate, including an interpleader action or an action for declaratory judgment, for a legal determination of the entitlement of any person to any payment claimed to be due under the Plan. The Committee and the Employer shall comply with any final order of the court in any such suit, subject to appellate review, and the Participant and Beneficiaries shall be similarly bound thereby.

         16.7. Nonalienation of Benefits. None of the payments, benefits, or rights of any Participant or Beneficiary shall be subject to any claim of any creditor of such Participant or Beneficiary and, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment or any other legal or equitable process available to any creditor of such Participant or Beneficiary. No Participant or Beneficiary shall have the right to alienate, commute, pledge, encumber or assign any of the benefits or payments which the Participant or Beneficiary may expect to receive, contingent or otherwise, under the Plan, except the right of a Participant to designate a Beneficiary.


                                  ARTICLE XVII
                               PLAN ADMINISTRATION

         17.1. SARP Administrative Procedures. The Committee shall operate under the same rules and procedures as the administrative committee under the SARP. The provisions of the SARP related to its administrative committee, administrative procedures and claims procedures are hereby incorporated by reference in this Plan.

         17.2. Administrative Authority, Responsibility. The Committee shall have, in addition to the powers and responsibilities specifically provided for in the Plan, all of the powers and responsibilities granted to the administrative committee under the SARP that are applicable to the administration and operation of this Plan, including the discretionary authority to interpret and construe the Plan, including without limitation the authority to make all determinations of eligibility and benefits under the Plan, to adopt and revise rules and regulations relating to the Plan, and to make any other determinations (including factual determinations) which it believes to be necessary or advisable for the administration of the Plan.

         17.3. Binding Decisions. The determinations and decisions by the Committee shall be final and binding on associates, Participants and all other persons except that denied claims for benefits shall be subject to review pursuant to Section 17.4. Any determination under the SARP that is relevant to the administration of this Plan shall be effective under this Plan as well as under the SARP.

         17.4. Claims Procedures. All claims for benefits must be made under the rules and procedures then if effect under the SARP, including the SARP's procedures with respect to review of denied claims.

         17.5. Indemnity. The Company and each Employer shall indemnify to the fullest extent by law each member of the Committee, Compensation Committee and Board of Directors of the Company, and each officer and employee of the Company and each Employer, in connection with the Plan.

         17.6. Administration Expenses. The Committee, in its sole discretion, may charge the Accounts with any administration expenses of the Plan.

                                  ARTICLE XVIII
                                  CONSTRUCTION

         18.1. General. All Section references hereunder are to the Plan, unless otherwise indicated. All pronouns apply without gender distinction. The headings and captions apply for convenience and not for construction of the Plan.

         18.2. Entire Agreement. The Plan, any subsequent amendments and any elections thereunder shall constitute the entire agreement or contract between an Employer and its Participants and Beneficiaries regarding the Plan. No contrary written or oral statement regarding the Plan may be relied upon by any Participant or Beneficiary.

         18.3. Severability. If any term or provision of the Plan shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the remaining terms and provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included.

         18.4. Limitation of Liability. The liability of the Company, any Employer, the Committee and Compensation Committee under the Plan shall be limited to the obligations expressly set forth in the Plan. No term or provision of the Plan may be construed to impose any further or additional duties, obligations or costs on the foregoing persons not expressly set forth in the Plan.

         18.5. Third Parties. Nothing expressed or implied in this Plan is intended or may be construed to give any person other than Participants and Beneficiaries any rights or remedies under the Plan.

         18.6. Governing Law. The laws of the State of Ohio applicable to agreements to be performed in the State of Ohio shall apply in determining the construction and validity of the Plan and all rights and obligations under the Plan, except to the extent such laws are preempted by federal law.


                                   ARTICLE XIX
                            AMENDMENT AND TERMINATION

         19.1. Amendment. The Company at any time may amend or modify the Plan. However, no amendment shall reduce the balance in a Participant's Account.

         19.2. Amendment Authority. The Committee shall have the authority to approve any amendment. However, the Committee shall not approve any amendment
(i) which represents a major change in policy or involves significant financial cost, (ii) to transfer amounts under the Plan to another nonqualified deferred compensation plan under Section 15.5 or (iii) to suspend or terminate the Plan. Each amendment shall be adopted by a proper officer of the Company.

         19.3. Suspension. The Compensation Committee at any time may suspend Deferral Credits or other Plan Credits under the Plan, either in whole or in part with respect to any group of Participants. Upon suspension, all Accounts shall continue to be credited with Earnings Credits and be maintained under the Plan without distribution until otherwise permitted by the Plan.

         19.4. Termination. The Compensation Committee may terminate the Plan, either in whole or in part with respect to any group of Participants. Upon termination, the Compensation Committee may, in its discretion, direct early payment of the vested portion of any or all Accounts.

                                   ARTICLE XX
                                  MISCELLANEOUS

         20.1. Tax Effects. Neither the Company, any Employer, Committee nor any other person represents or guarantees that any particular federal, state or local tax consequences shall occur as a result of any Participant's participation in this Plan. Each Participant is encouraged to consult with his own advisors regarding the tax consequences of participation in the Plan.

         20.2. No Contract of Employment. The establishment of the Plan, any modification thereof, the creation of an Account, and/or the making of any payments under the Plan, shall not give any associate the right to remain in the service of any Employer. All Participants and other associates shall remain subject to discharge to the same extent as if the Plan had never been adopted.

         20.3. Notices. Notices under the Plan shall be deemed to be sufficiently given if sent by first class, registered or certified mail addressed (i) to a Participant or Beneficiary at such person's last known address as set forth in the books and records of the Employer or (i) to the Company, any Employer, the Committee or Compensation Committee at the principal offices of the Company.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers as of the 26th day of Feb , 2000.

                                         ABERCROMBIE & FITCH CO.



                                         By: /s/ Wesley S. McDonald
                                            -----------------------------------

Its: VP-CFO
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